                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               VelocityHSI, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


        Delaware                                               94-3360232
-------------------------                               ------------------------
 (State of Incorporation                                    (I.R.S. Employer
    or Organization)                                       Identification No.)


2175 North California Boulevard, Suite 810
        Walnut Creek, California                                  94596
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 (Address of Principal Executive Offices)                      (Zip Code)

If this form relates to the registration           If this form relates to the registration
 of a class of securities pursuant to              of a class of securities pursuant to
 Section 12(b) of the Exchange Act and is          Section 12(g) of the Exchange Act and is
 effective pursuant to General Instruction         effective pursuant to General Instruction
 A.(c), please check the following box. [ ]        A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-36162

Securities to be Registered Pursuant to Section 12(b) of the Act:   None.

Securities to be Registered Pursuant to Section 12(g) of the Act:


                         Common Stock, par value $0.01
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                               (Title of Class)

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Item 1.
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Description of Registrant's Securities to be Registered.
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     The description of the Common Stock of the Registrant set forth under the caption "Description of Capital Stock" in the Registrant's Registration
Statement on Form S-1 (File No. 333-36162) as originally filed with the
Securities and Exchange Commission on May 3, 2000 and as subsequently amended
(the "Registration Statement on Form S-1"), and in the prospectus included in the Registration Statement on Form S-1, is hereby incorporated by reference in response to this item.

Item 2.
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     The following exhibits are filed as part of this registration statement.

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
     Exhibit Number                         Description
------------------------  -----------------------------------------------------
        3.1               Amended and Restated Certificate of Incorporation.*
        3.2               Amended and Restated Bylaws.*
        4.1               Form of Specimen Common Stock Certificate.*

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     * Filed as an exhibit to the Registration Statement on Form S-1 (File No.
333-36162) and incorporated herein by reference.

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                              SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 7, 2000            VELOCITYHSI, INC.


                                By:  /s/ Charles P. Wingard
                                    -----------------------------
                                    Name:  Charles P. Wingard
                                    Title: Senior Vice President, Chief
                                           Financial Officer, Secretary and
                                           Treasurer

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                                 Exhibit Index

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
     Exhibit Number                           Description
------------------------  ------------------------------------------------------
         3.1              Amended and Restated Certificate of Incorporation. *
         3.2              Amended and Restated Bylaws. *
         4.1              Form of Specimen Common Stock Certificate. *

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     * Filed as an exhibit to the Registrant's Registration Statement on Form S-
1 (File No. 333-36162) and incorporated herein by reference.

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